EXECUTION COPY







                   REGISTRATION RIGHTS AGREEMENT


                     Dated as of May 31, 1996

                           by and among

                      SFX BROADCASTING, INC.,


SFX BROADCASTING OF THE SOUTHWEST, INC., SFX BROADCASTING OF TEXAS, INC., SFX BROADCASTING OF TEXAS (KRLD) INC., SFX BROADCASTING OF TEXAS (KRLD) LICENSEE, INC., SFX BROADCASTING OF TEXAS (TSN), INC., SFX BROADCASTING OF TEXAS (TSN) LICENSEE, INC., KODA-FM LICENSEE, INC., KJQY-FM LICENSEE, INC., SFX BROADCASTING OF TEXAS (KTCK), INC., SFX BROADCASTING OF TEXAS (KTCK) LICENSEE, INC., SFX BROADCASTING OF THE SOUTHEAST, INC., SFX BROADCASTING OF SOUTH CAROLINA (WMYI), INC., SFX BROADCASTING OF SOUTH CAROLINA (WMYI) LICENSEE, INC., SFX BROADCASTING OF MISSISSIPPI, INC., SFX BROADCASTING OF MISSISSIPPI LICENSEE, INC., SFX BROADCASTING OF SOUTH CAROLINA (WSSL), INC., SFX BROADCASTING OF SOUTH CAROLINA (WSSL) LICENSEE, INC., SFX BROADCASTING OF TENNESSEE, INC., SFX BROADCASTING OF TENNESSEE LICENSEE, INC., SFX BROADCASTING OF JACKSON, INC., SFX BROADCASTING OF JACKSON LICENSEE, INC., SFX BROADCASTING OF NORTH CAROLINA, INC., SFX BROADCASTING OF NORTH CAROLINA LICENSEE, INC., SFX BROADCASTING OF SAN DIEGO, INC., PARKER BROADCASTING COMPANY, SFX BROADCASTING OF SAN DIEGO LICENSEE, INC., SFX ACQUISITION CORPORATION, SFX MERGER COMPANY


                                AND


                       GOLDMAN, SACHS & CO.
                       LEHMAN BROTHERS INC.
                     BT SECURITIES CORPORATION









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           This Registration Rights Agreement (this "Agreement") is made and entered into as of May 31, 1996 by and among SFX Broadcasting, Inc., a Delaware corporation (the "Company"), each of the entities listed in Schedule I hereto (each a "Subsidiary" and collectively, the "Subsidiaries") and Goldman, Sachs & Co., Lehman Brothers Inc. and BT Securities Corporation (each an "Initial Purchaser" and collectively, the "Initial Purchasers"), who have agreed to purchase the Company's 6 1/2% Series D Cumulative Convertible Exchangeable Preferred Stock due May 31, 2007 (the "Preferred Stock") pursuant to the Purchase Agreement (as defined below). Pursuant to terms of the Company's Certificate of Designations for the Preferred Stock (the "Certificate of Designations"), the Preferred Stock shall be convertible into shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), and exchangeable, in full but not in part, for the Company's 6 1/2% Convertible Subordinated Exchange Notes due 2007 (the "Exchange Notes").

           This Agreement is made pursuant to the Purchase Agreement, dated May 22, 1996 (the "Purchase Agreement"), by and among the Company, the Subsidiaries and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Preferred Stock, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 2 of the Purchase Agreement.

           The parties hereby agree as follows:

           1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

                Broker-Dealer: Any broker or dealer registered under the Exchange Act.

                Business Day: A day other than a Saturday or Sunday or any federal holiday.

                Certificate of Designations: The Certificate of Designations, Preferences and Relative, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of 6 1/2% Series D Cumulative Convertible Exchangeable Preferred Stock due May 31, 2007, pursuant to which the shares of Preferred Stock are to be issued, as such Certificate of Designations is amended or supplemented from time to time in accordance with the terms thereof.

                Closing Date:  The date of this Agreement.

                Commission:  The Securities and Exchange Commission.

                Damages Payment Date: Each Dividend Payment Date or Interest Payment Date, as the case may be. For purposes of this Agreement, in the event that no shares of Preferred Stock or Exchange Notes are outstanding, "Damages Payment Date" shall mean each February 28, May 31, August 31 and November 30.

                Dividend Payment Date:  As defined in Certificate of
      Designations.

                Effectiveness Target Date:  As defined in Section 4 hereof.

                Exchange Act:  The Securities Exchange Act of 1934, as amended.

                Exchange Notes: As defined in the preamble hereto.

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                Exchange Note Indenture: The Exchange Note Indenture to be
      entered into upon exchange of the Preferred Stock for Exchange Notes between the Company and a trustee, pursuant to which the Exchange Notes are to be issued, as such Exchange Note Indenture is amended or supplemented from time to time in accordance with the terms thereof.

                Holders:  As defined in Section 2(b) hereof.

                Indemnified Holder:  As defined in Section 7(a) hereof.

                Initial Purchasers:  As defined in the preamble hereto.

                Interest Payment Date: As defined in the Exchange Note
Indenture.

                Liquidated Damages: As defined in Section 4 hereof.

                Liquidation Preference: As defined in the Certificate of Designations.

                NASD:  National Association of Securities Dealers, Inc.

                Person: An individual, partnership, corporation, unincorporated organization, trust, joint venture or a government or agency or political subdivision thereof.

                Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

                Record Holder: With respect to any Damages Payment Date, each Person who is a Holder of Transfer Restricted Securities on the record date with respect to the Dividend Payment Date or Interest Payment Date, as the case may be, on which such Damages Payment Date shall occur. In the case of a Holder of shares of Class A Common Stock issued upon conversion of shares of Preferred Stock or Exchange Notes, as the case may be, "Record Holder" shall mean each Person who is a Holder of shares of Class A Common Stock which constitute Transfer Restricted Securities on the February 15, May 15, August 15 or November 15 immediately preceding the respective Damages Payment Date.

                Registration Default:  As defined in Section 4(a) hereof.

                Registration Statement: The registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

                Securities Act:  The Securities Act of 1933, as amended.

                Shelf Filing Deadline:  As defined in Section 3 hereof.

                Shelf Registration Statement:  As defined in Section 3 hereof.


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                TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section
      77aaa-77bbbb) as in effect on the date of the Exchange Note Indenture.

                Transfer Restricted Securities: Each Share of Preferred Stock, Exchange Note and share of Class A Common Stock issued upon conversion thereof until the earlier of (i) the date on which such share of Preferred Stock, Exchange Note or share of Class A Common Stock issued upon conversion thereof has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (ii) the date on which such share of Preferred Stock, Exchange Note or share of Class A Common Stock issued upon conversion thereof is distributed to the public pursuant to Rule 144(k) under the Securities Act.

                Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

      Other capitalized terms used but not defined herein shall have the meanings assigned to them in the Certificate of Designations.

           2.   Securities Subject to This Agreement.

                (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

                (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns, beneficially or otherwise, Transfer Restricted Securities.

           3.   Shelf Registration.

                (a)  Shelf Registration.  The Company shall:

                     (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement"), on or prior to the 45th day after the Closing Date (the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 3(b) hereof; and

                     (y) use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before 120 days after the Closing Date.

      The Company shall use its best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 5(b) hereof to the extent necessary to ensure that it is available for resales of securities by the Holders of Transfer Restricted Securities entitled to the benefit of this Agreement, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least three years following the Closing Date or such shorter period that will terminate when all Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement.

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                (b) Provision by Holders of Certain Information in Connection
      with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to be filed with the NASD. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 4 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

           4.   Liquidated Damages.

           If (i) the Shelf Registration Statement required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in Section 3(a)(x) hereof, (ii) such Shelf Registration Statement has not been declared effective by the Commission on or prior to the date specified for such effectiveness in Section 3(a)(y) hereof (the "Effectiveness Target Date"), (iii) subject to the provisions of Section 5(b)(i) below, the Shelf Registration Statement required by this Agreement is filed and declared effective but, during the period specified in Section 3(a) hereof, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within two Business Days by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) through (iii), a "Registration Default"), the Company hereby agrees to pay liquidated damages ("Liquidated Damages") to each

                (A) (i) Holder of Preferred Stock with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 in Liquidation Preference of Preferred Stock held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the Liquidated Damages payable to any Holder of Preferred Stock shall increase by an additional $.05 per week per $1,000 in Liquidation Preference of Preferred Stock held by such Holder with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.50 per week per $1,000 in Liquidation Preference of Preferred Stock. All accrued Liquidated Damages shall be paid on each Damages Payment Date in cash. Such payment shall be made to Holders of Preferred Stock in global form by wire transfer of immediately available funds or by federal funds check and to Holders of Preferred Stock in certificated form by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified. Following the cure of all Registration Defaults relating to any particular share of Preferred Stock, the accrual of Liquidated Damages with respect to such Preferred Stock will cease; or

                     (ii) Holder of Exchange Notes with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 in principal amount of Exchange Notes held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the Liquidated Damages payable to any Holder of Exchange Notes shall increase by an additional $.05 per week per $1,000 in principal amount of Exchange Notes held by such Holder with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.50 per week per $1,000 in principal amount of Exchange Notes. All accrued

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      Liquidated Damages shall be paid on each Damages Payment Date in cash.
      Such payment shall be made to Holders of Exchange Notes in global form by wire transfer of immediately available funds or by federal funds check and to Holders of Exchange Notes in certificated form by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified. Following the cure of all Registration Defaults relating to any particular Exchange Notes, the accrual of Liquidated Damages with respect to such Exchange Notes will cease; and

                (B) Holder of shares of Class A Common Stock issued upon conversion of shares of Preferred Stock or Exchange Notes, as the case may be, with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 in Liquidation Preference of Preferred Stock or principal amount of Exchange Notes which were converted into such shares of Class A Common Stock held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the Liquidated Damages payable to any Holder of shares of Class A Common Stock issued upon conversion of shares of Preferred Stock or Exchange Notes, as the case may be, shall increase by an additional $.05 per week per $1,000 in Liquidation Preference of Preferred Stock or principal amount of Exchange Notes which were converted into such shares of Class A Common Stock held by such Holder with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.50 per week per $1,000 in Liquidation Preference of Preferred Stock or principal amount of Exchange Notes which were converted into such shares of Class A Common Stock held by such Holder. All accrued Liquidated Damages shall be paid to Record Holders by the Company in the same manner as provided for the Holders of Preferred Shares in Section 4(A)(i) above. Following the cure of all Registration Defaults relating to any particular share of Class A Common Stock issued upon conversion of shares of Preferred Stock or Exchange Notes, as the case may be, the accrual of Liquidated Damages with respect to such shares of Class A Common Stock will cease.

           All obligations of the Company set forth in the preceding paragraphs that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

           5.   Registration Procedures.

           (a) In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of Section 5(b) below and shall use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

           (b) In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of shares of Preferred Stock, Exchange Notes and shares of Class A Common Stock issued upon conversion thereof by Broker-Dealers), the Company shall:


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                     (i)  use its best efforts to keep such Registration
           Statement continuously effective and provide all requisite financial statements for the period specified in Section 3(a) of this Agreement; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or
           (B), use its reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter. Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that it is in the best interests of the Company not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction involving the Company, the Company may allow the Shelf Registration Statement to fail to be effective and usable as a result of such nondisclosure for up to 120 days during the three year period of effectiveness required by Section 3 hereof, but in no event (x) for any period in excess of 45 consecutive days or (y) for more than 60 days in any calendar year;

                     (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the period set forth in Section 3 hereof or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                     (iii) advise the underwriter(s), if any, and selling Holders promptly (but in any event within two Business Days) and, if requested by such Persons, to confirm such advice in writing,
           (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes,
           (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading, including, without limitation, under circumstances described in Section 5(b)(i) above. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration

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           Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                     (iv) furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including, upon request in writing, all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least three Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within three Business Days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

                     (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

                     (vi) make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, managers and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                     (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;


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                     (viii) cause the Transfer Restricted Securities covered
           by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in liquidation preference of Preferred Stock or principal amount of Exchange Notes, as the case may be, and in number of shares of Class A Common Stock issued upon conversion thereof or the underwriter(s), if any;

                     (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                     (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                     (xi) whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company shall:

                          (A) upon request, furnish to each selling Holder and
                each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of effectiveness of the Shelf Registration Statement:

                               (1) a certificate, dated the date of
                     effectiveness of the Shelf Registration Statement, signed by (y) the Executive Chairman or the President and (z) the Chief Financial Officer of the Company confirming, as of the date thereof, the matters set forth in paragraph
                     (f) of Section 7 of the Purchase Agreement and such other matters as such parties may reasonably request;

                               (2) an opinion, dated the date of effectiveness
                     of the Shelf Registration Statement of counsel for the Company covering such matters as are customarily given to underwriters in primary underwritten offerings and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company, and in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement (except as to (a) financial statements, including the notes thereto, (b) statistical data and (c) other financial and accounting

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                     data (including, without limitation, the pro forma
                     financial information), in each case, included or omitted therefrom, as to which no belief need be expressed), at the time such Registration Statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except as to (a) financial statements, including the notes thereto, (b) statistical data and (c) other financial and accounting data (including, without limitation, the pro forma financial information), in each case, included or omitted therefrom, as to which no belief need be expressed) contained in such Registration Statement as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not undertaken to investigate or verify independently the accuracy, completeness or fairness of the statements contained in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                               (3) customary comfort letters, dated as of the
                     date of effectiveness of the Shelf Registration Statement from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings;

                          (B) set forth in full or incorporate by reference in
                the underwriting agreement, if any, the indemnification provisions and procedures of Section 7 hereof with respect to all parties to be indemnified pursuant to said Section; and

                          (C) deliver such other documents and certificates as
                may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the pursuant to this clause (xi), if any.

                     (xii) prior to any public offering of Transfer Restricted Securities, cooperate with: the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where they are not now so qualified or to take any action that would subject them to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where they are not now so subject;

                     (xiii) cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer

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




           Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                     (xiv) use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

                     (xv) subject to Section 5(b)(i), if any fact or event contemplated by clause (b)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                     (xvi) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the transfer agent for the Preferred Stock or the trustee under the Exchange Indenture and the transfer agent for the Company's Class A Common Stock, as applicable, with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

                     (xvii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such U.S. governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                     (xiii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                     (xix) in the event that such Transfer Restricted Securities are Exchange Notes, cause the Exchange Note Indenture to be qualified under the TIA not later than the later of (a) the date on which the Preferred Stock is exchanged for the Exchange Notes and (b) the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate, with the trustee and the Holders of Exchange Notes to effect such changes to the Indenture as may be required for such Exchange Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its reasonable best efforts to cause the trustee thereunder to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Exchange Indenture to be so qualified in a timely manner;

                     (xx) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in liquidation preference of Preferred Stock or principal amount of Exchange Notes, as the case may be, and in number of shares of Class A Common Stock issued upon conversion thereof or the managing underwriter(s), if any; and

                     (xxi) provide promptly to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.

                Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 5(b)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(b)(xv) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice.

           6.   Registration Expenses.

                (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and, subject to Section 6(b) below, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing of the Preferred Stock, Exchange Notes or shares of Class A Common Stock issued upon conversion thereof on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance), but specifically excluding (a) fees and expenses of counsel to the underwriter(s), if any (other than fees and expenses set forth in clauses (i) and (ii) above), (b) underwriting discounts and commissions and (c) transfer fees and taxes if any, relating to the sale and disposition of Transfer Restricted Securities by a selling Holder.

                The Company will, in any event, bear their internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

                (b) In connection with any Registration Statement required by this Agreement, the Company will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins or such other counsel as may be chosen by the Holders of a majority in liquidation preference of Preferred Stock or principal amount of Exchange Notes, as the case may be, and in number of shares of Class A Common Stock issued upon conversion thereof for whose benefit such Registration Statement is being prepared; provided that such fees and disbursements shall not exceed $30,000.

           7.   Indemnification and Contribution.

                (a) The Company and the Subsidiaries, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii), or (iii) may hereinafter be referred to as an "Indemnified Holders"), against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Holder may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                   (i) any untrue statement or alleged untrue statement of any material fact contained in (A) in any Registration Statement or Prospectus or in any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or any Subsidiary or based upon written information furnished by or on behalf of the Company or any Subsidiary filed in any jurisdiction in order to qualify the Preferred Stock, Exchange Notes or shares of Class A Common Stock issued upon conversion thereof under the securities or "Blue Sky" laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or

                   (ii) the omission or alleged omission to state, in such
                Registration Statement or Prospectus or any amendment or supplement thereto or in any Application a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse, as incurred, each Indemnified Holder for any legal or other expenses reasonably incurred by such Indemnified Holder or controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, neither the Company nor any of the Guarantors will be liable in any such case to the extent that any such loss, claim, damage, or liability is finally judicially determined to arise out of or be based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus or amendment or supplement thereto or Application in reliance upon and in conformity with written information furnished to the Company through the Holders by or on behalf of any Holder (or its related Indemnified Holder) specifically for use therein. This indemnity agreement will be in addition to any liability that the Company and the Guarantors may otherwise have to the Indemnified Holders. The Company and the Guarantors shall not be liable under this Section 7 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld.

                (b) Each Holder, severally and not jointly, will indemnify and hold harmless each of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
      Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any amendment or supplement thereto or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Holders by or on behalf of any Holder or its related Indemnified Holder specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that any Holder may otherwise have to the indemnified parties. No Holder shall be liable under this Section 7 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of Transfer Restricted Securities giving rise to such indemnification obligation.

                (c) Promptly after receipt by an indemnified party under this
      Section 7 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 7, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Holders in the case of paragraph (a) of this Section 7 or the Company in the case of paragraph
      (b) of this Section 7, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived in writing its rights under this Section 7, in which case the indemnified party may effect such a settlement without such consent.

                (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 7 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Company and the Subsidiaries on the one hand and any Holder on the other from such Holder's sale of Transfer Restricted Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company and the Subsidiaries on the one hand and such Holder on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Subsidiaries on the one hand or such Holder on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Subsidiaries and each Holder of Transfer Restricted Securities agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding the provisions of this Section 7(d), none of the Holders (or any of their related Indemnified Holders) shall be required to contribute any amount in excess of the amount by which the total discount received by such Holder with respect to the Preferred Stock, Exchange Notes or shares of Class A Common Stock issued upon conversion thereof exceeds the amount of any damages which such Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder, and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

           8.   Rule 144A.

           The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

           9.   Participation in Underwritten Registrations.

           No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and
(b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lockup letters and other documents required under the terms of such underwriting arrangements.

           10.  Selection of Underwriters.

           The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in liquidation preference of Preferred Stock or principal amount of Exchange Notes, as the case may be, and in number of shares of Class A Common Stock issued upon conversion thereof included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

           11.  Miscellaneous.

                (a) Remedies. The Company and the Subsidiaries agree that monetary damages (including the Liquidated Damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement other than with respect to Registration Defaults and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

                (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to their securities to any Person which rights conflict with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof..

                (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority in liquidation preference of Preferred Stock or principal amount of Exchange Notes, as the case may be, or in number of shares of Class A Common Stock issued upon conversion thereof, as the case may be.

                (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                     (i) if to a Holder, at the address set forth on the records of the transfer agent under the Certificate of Designations, the Registrar under the Exchange Indenture or the transfer agent of the Class A Common Stock, as the case may be; and

                     (ii) if to the Company:

                               SFX Broadcasting, Inc.
                               150 East 58th Street
                               New York, New York 10155
                               Telecopier No.: (212) 753-3188
                               Attention:  Howard J. Tytel, Esq.

                          With a copy to:

                               Baker & McKenzie
                               805 Third Avenue
                               New York, New York 10022
                               Telecopier No.:  (212) 759-9133
                               Attention:  Howard Berkower, Esq.

                All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

                (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

                (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

                (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                     [signature page follows]

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                          Very truly yours,


                          SFX BROADCASTING, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: Executive Chairman

                          SFX BROADCASTING OF THE SOUTHWEST, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF TEXAS, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF TEXAS (KRLD), INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF TEXAS (KRLD) LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF TEXAS (TSN), INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF TEXAS (TSN) LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          KODA-FM LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          KJQY-FM LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF TEXAS (KTCK), INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF TEXAS (KTCK) LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF THE SOUTHEAST, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF SOUTH CAROLINA (WMYI), INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF SOUTH CAROLINA (WMYI)
                          LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF MISSISSIPPI, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF MISSISSIPPI LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF SOUTH CAROLINA (WSSL), INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF SOUTH CAROLINA (WSSL) LICENSEE,
                               INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF TENNESSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF TENNESSEE LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF JACKSON, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF JACKSON LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF NORTH CAROLINA, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF NORTH CAROLINA LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF SAN DIEGO, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          PARKER BROADCASTING COMPANY

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF SAN DIEGO LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX ACQUISITION CORPORATION

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX MERGER COMPANY

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


GOLDMAN, SACHS & CO.

/s/ Goldman, Sachs & Co.
- ----------------------------
      (Goldman, Sachs & Co.)

LEHMAN BROTHERS INC.

By:/s/ Robert D. Redmond
   ------------------------
   Name: Robert D. Redmond
   Title: Managing Director

BT SECURITIES CORPORATION

By:/s/ Jack Langer
   ------------------------
   Name: Jack Langer
   Title:

                            SCHEDULE I



1.    SFX Broadcasting of the Southwest, Inc., a Delaware corporation
2.    SFX Broadcasting of Texas, Inc., a Delaware corporation
3.    SFX Broadcasting of Texas (KRLD) Inc., a Delaware corporation
4.    SFX Broadcasting of Texas (KRLD) Licensee, Inc., a Delaware corporation
5.    SFX Broadcasting of Texas (TSN), Inc., a Delaware corporation
6.    SFX Broadcasting of Texas (TSN) Licensee, Inc., a Delaware corporation
7.    KODA-FM Licensee, Inc., a Delaware corporation
8.    KJQY-FM Licensee, Inc., a Delaware corporation
9.    SFX Broadcasting of Texas (KTCK), Inc., a Delaware corporation
10.   SFX Broadcasting of Texas (KTCK) Licensee, Inc., a Delaware corporation
11.   SFX Broadcasting of the Southeast, Inc., a Delaware corporation
12.   SFX Broadcasting of South Carolina (WMYI), Inc., a Delaware corporation
13. SFX Broadcasting of South Carolina (WMYI) Licensee, Inc., a Delaware corporation
14.   SFX Broadcasting of Mississippi, Inc., a Delaware corporation
15.   SFX Broadcasting of Mississippi Licensee, Inc., a Delaware corporation
16.   SFX Broadcasting of South Carolina (WSSL), Inc., a Delaware corporation
17. SFX Broadcasting of South Carolina (WSSL) Licensee, Inc., a Delaware corporation
18.   SFX Broadcasting of Tennessee, Inc., a Delaware corporation
19.   SFX Broadcasting of Tennessee Licensee, Inc., a Delaware corporation
20.   SFX Broadcasting of Jackson, Inc., a Delaware corporation
21.   SFX Broadcasting of Jackson Licensee, Inc., a Delaware corporation
22.   SFX Broadcasting of North Carolina, Inc., a Delaware corporation
23.   SFX Broadcasting of North Carolina Licensee, Inc., a Delaware corporation
24.   SFX Broadcasting of San Diego, Inc., a Delaware corporation
25.   Parker Broadcasting Company, a California corporation
26.   SFX Broadcasting of San Diego Licensee, Inc., a Delaware corporation
27.   SFX Acquisition Corporation, a Delaware corporation
28.   SFX Merger Company, a Delaware corporation